[CHASE VISTA FUNDS LOGO]

                                   PROSPECTUS
                          SELECT GROWTH AND INCOME FUND

                              --------------------
                              INVESTMENT STRATEGY:
                                GROWTH AND INCOME
                              --------------------

December 15, 1997, As revised April 21, 1998

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its December 15, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Chase Vista Service Center at 1-800-622-4273. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

The Fund, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks its investment objective by investing all of its investable assets in Growth and Income Portfolio (the "Portfolio"), an open-end management investment company with investment objectives identical to those of the Fund. Investors should carefully consider this investment approach. For additional information regarding this investment structure, see "Unique Characteristics of Master/Feeder Fund Structure" on page 14.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.

                                TABLE OF CONTENTS



Expense Summary ............................................................  3
 The expenses you might pay on your Fund investment, including examples

Fund Objectives ............................................................  4

Investment Policies ........................................................  4
 The kinds of securities in which the Fund invests, investment policies and techniques, and risks

Management .................................................................  8
 Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the
 Fund's sub-adviser, and the individuals who manage the Fund

How to Purchase and Redeem Shares ..........................................  9

How the Fund Values Its Shares ............................................. 11

How Distributions Are Made; Tax Information ................................ 11
 How the Fund distributes its earnings, and tax treatment related to those earnings

Other Information Concerning the Fund ...................................... 12
 Distribution plans, shareholder servicing agents, administration, custodian, expenses, organization and regulatory matters

Performance Information .................................................... 15
 How performance is determined, stated and/or advertised

                                 EXPENSE SUMMARY
                                 ---------------

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on estimated expenses for the current fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.


ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee ..............................................     0.40%
12b-1 Fee ............................................................     None
Shareholder Servicing Fee ............................................     None
Other Expenses .......................................................     0.25%
                                                                           ----
Total Fund Operating Expenses ........................................     0.65%
                                                                           ====


EXAMPLES
Your investment of $1,000 would incur the
following expenses, assuming 5% annual return: ..........     1 Year     3 Years
                                                              ------     -------
Shares ..................................................       $7         $21

The table is provided to help you understand the expenses of investing in the Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund.

FUND OBJECTIVES
---------------

Select Growth and Income Fund seeks to provide long-term capital appreciation and dividend income. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objectives.



INVESTMENT POLICIES
-------------------
INVESTMENT APPROACH

The Fund seeks to achieve its objective by investing all of its investable assets in the Portfolio. The Portfolio invests in common stocks of issuers with a broad range of market capitalizations. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in common stocks. In addition, the Portfolio may invest up to 20% of its total assets in convertible securities.

The Portfolio's advisers intend to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. The advisers believe that the market risk involved in seeking capital appreciation will be moderated to an extent by the anticipated dividend returns on the stocks in which the Portfolio invests.

The Portfolio is classified as a "non-diversified" fund under federal securities law. The Portfolio's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Portfolio were diversified.

The Portfolio may invest any portion of its assets not invested as described above in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Portfolio may invest without limitation in these instruments as well as investment grade debt securities. At times when the Portfolio's advisers deem it advisable to limit the Portfolio's exposure to the equity markets, the Portfolio may invest up to 20% of its total assets in U.S. Government obligations (exclusive of any investments in money market instruments). To the extent that the Portfolio departs from its investment policies during temporary defensive periods, the Fund's investment objective may not be achieved.

FUND STRUCTURE

The Portfolio has an objective identical to that of the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Trustees determine that it is in the best interest of the Fund to do so. Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all of the Fund's investable assets in another pooled investment entity having substantially the same objective and policies as the Fund or retaining an investment adviser to manage the Fund's assets directly.

OTHER INVESTMENT PRACTICES

The Portfolio may also engage in the following investment practices, when consistent with the Portfolio's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in foreign securities, including Depositary Receipts, which are described below. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's foreign investments may be influenced by currency exchange rates and exchange control regulations. There may be less information publicly available about foreign issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Foreign securities may be less liquid and more volatile than comparable U.S. securities. Foreign settlement procedures and trade regulations may involve certain expenses and risks. One risk would be the delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad. It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, taxation, by withholding Portfolio assets, political or financial instability and diplomatic developments could affect the value of the Portfolio's investments in certain foreign countries. Foreign laws may restrict the ability to invest in certain countries or issuers and special tax considerations will apply to foreign securities. The risks can increase if the Portfolio invests in emerging market securities.

The Portfolio may invest its assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Portfolio treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. The Portfolio will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of investment).

SUPRANATIONAL AND ECU OBLIGATIONS. The Portfolio may invest in debt securities issued by supranational organizations, which include organizations such as The World Bank, the European Community, the European Coal and Steel Community and the Asian Development Bank. The Portfolio may also invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. These securities are typically issued by European governments and supranational organizations.

CONVERTIBLE SECURITIES. The Portfolio may invest up to 20% of its net assets in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued by the U.S. Government, its agencies or instrumentalities.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Services, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD AND STAND-BY COMMITMENTS. The Portfolio may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Portfolio also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Portfolio may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The Portfolio may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Portfolio would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involves some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." The Portfolio may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. This practice may be used to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Portfolio enters into a reverse never repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

OTHER INVESTMENT COMPANIES. The Portfolio may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

STRIPS. The Portfolio may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS". The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

DERIVATIVES AND RELATED INSTRUMENTS. The Portfolio may invest its assets in derivative and related instruments to hedge various market risks or to increase its income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Portfolio's obligations. The Portfolio may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward currency contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Portfolio invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Portfolio to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Portfolio is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Portfolio. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Portfolio may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of the Portfolio's buy and sell transactions will vary from year to year. The Portfolio's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Portfolio to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information."

LIMITING INVESTMENT RISKS

Specific investment restrictions help the Portfolio limit investment risks for the Fund's shareholders. These restrictions prohibit the Portfolio from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry. A complete description of these and other investment policies is included in the SAI. Except for restriction (b) above and investment policies designated as fundamental in the SAI, the investment policies (including their investment objective) of the Portfolio and the Fund are not fundamental. Shareholder approval is not required to change any non-fundamental investment policy. However, in the event of a change in the Fund's or Portfolio's investment objective, shareholders will be given at least 30 days prior written notice.

RISK FACTORS

The net asset value of the Fund's shares will fluctuate based on the value of the securities held by the Portfolio. The Fund does not constitute a balanced or complete investment program. The Fund is subject to the general risks and considerations associated with equity investing.

Because the Portfolio is "non-diversified," the value of the Fund's shares is more susceptible to developments affecting issuers in which the Portfolio invests.

For a discussion of certain other risks associated with the Portfolio's additional investment activities, see "Other Investment Practices" above.

MANAGEMENT
----------

THE PORTFOLIO'S ADVISERS

The Chase Manhattan Bank ("Chase") is the Portfolio's investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Portfolio, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Portfolio, Chase is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.40% of the Portfolio's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the Portfolio's sub-investment adviser under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Portfolio on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of the Portfolio's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

PORTFOLIO MANAGERS. Greg Adams and Diane Sobin, Senior Portfolio Managers at Chase, are responsible for the day-to-day management of the Portfolio. Mr. Adams joined Chase in 1987 and has been a manager of the Portfolio since March 1995. Mr. Adams is also a manager of Chase Vista Balanced Fund and Chase Vista Large Cap Equity Fund. In addition, Mr. Adams has been responsible for overseeing the proprietary computer model program used in the U.S. equity selection process. Ms. Sobin joined Chase in 1997 and has been a manager of the Portfolio since July 1997. Prior to joining Chase, Ms. Sobin was a senior portfolio manager at Oppenheimer Funds Inc., where she managed mutual funds. Prior to 1995, Ms. Sobin was a senior portfolio manager at Dean Witter Discover, where she managed several mutual funds and other accounts.

Dave Klassen, Director, U.S. Funds Management and Equity Research at Chase, is responsible for asset allocation and investment strategy for Chase's domestic equity portfolios. Mr. Klassen joined Chase in 1992 and is a manager of Chase Vista Small Cap Equity Fund and Chase Vista Capital Growth Portfolio. Prior to joining Chase in 1992, Mr. Klassen was a vice president and portfolio manager at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts.


HOW TO PURCHASE AND
REDEEM SHARES

HOW TO PURCHASE SHARES

Shares of the Fund may be purchased through Chase and other selected financial institutions that have entered into an agreement with the Fund (such institutions are referred to herein as "Financial Institutions") on each business day during which Chase and the New York Stock Exchange are open ("Fund Business Day"). Qualified investors are defined as institutions, trusts, partnerships, corporations, qualified and other retirement plans and fiduciary accounts. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time.

Shares are purchased at their public offering price, which is their next determined net asset value. Orders received by the account administrator at your Financial Institution in proper form prior to the New York Stock Exchange closing time (or such earlier cut-off time as may be established by your Financial Institution) are confirmed at that day's net asset value, provided the order is received by the Fund prior to its close of business. Financial Institutions are responsible for forwarding orders for the purchase of shares on a timely basis. Shares will be maintained in book entry form and share certificates will not be issued. Management reserves the right to refuse to sell shares of the Fund to any institution.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

MINIMUM INVESTMENTS

Financial Institutions are required to maintain at least $5,000,000 in an omnibus account with one or more of the Chase Vista Select Funds.

HOW TO REDEEM SHARES

You may redeem all or any portion of the shares in your account at any time at the net asset value next determined after a redemption request in proper form is furnished by you to the account administrator at your Financial Institution and transmitted to and received by the Fund.

In making redemption requests, the names of the registered shareholders on your account and your account number must be supplied. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. In order to receive that day's net asset value, the Fund must receive your request before the close of regular trading on the New York Stock Exchange. Your Financial Institution will be responsible for furnishing all necessary documentation to the Fund, and may charge you for its services.

The Fund generally sends your Financial Institution payment for your shares in federal funds on the business day after your request is received in proper form. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

If a Financial Institution is authorized to act upon redemption and transfer instructions received by telephone from an investor and the Financial Institution fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor the investor's Financial Institution nor any of their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult your account administrator.

HOW THE FUND
VALUES ITS SHARES
-----------------

The net asset value of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each Fund Business Day, by dividing the net assets of a Fund by the total number of outstanding shares of the Fund. Values of assets held by the Fund (i.e., the value of its investment in the Portfolio and its other assets) are determined on the basis of their market or other fair value, as described in the SAI.



HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION
---------------------

The Fund distributes any net investment income at least quarterly and any net realized capital gains at least annually. Capital gains are distributed after deducting any available capital loss carryovers.

DISTRIBUTION PAYMENT OPTION. You can choose from three distribution options if made available by your Financial Institution: (1) reinvest all distributions in additional Fund shares; (2) receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or (3) receive all distributions in cash. You can change your distribution option by notifying your account administrator in writing. If your Financial Institution does not offer distribution reinvestment or if you do not select an option when you open your account, all distributions will be made in cash.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS

All fund distributions of net investment income will be taxable as ordinary income. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held the shares. The taxation of your distribution is the same whether received in cash or in shares through the reinvestment of distributions.

You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.

A portion of the ordinary income dividends paid by the Fund may qualify for the 70% dividends-received deduction for corporate shareholders.

Early in each calendar year the Fund will notify your Financial Institution of the amount and tax status of distributions paid for the preceding year.

The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).


OTHER INFORMATION
CONCERNING THE FUND
-------------------

Your Financial Institution may offer additional services to its customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Financial Institution may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Institutions may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees.

Chase and its affiliates and the Chase Vista Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

ADMINISTRATOR

Chase acts as the administrator for the Fund and the Portfolio and is entitled to receive from each of the Fund and the Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets.

SUB-ADMINISTRATOR
AND DISTRIBUTOR

Vista Fund Distributors, Inc. ("VFD") acts as the Fund's sub-administrator and distributor. VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. For the sub-administrative services it performs, VFD is entitled to receive a fee from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, 3rd Fl, New York, New York 10081.

CUSTODIAN

Chase acts as custodian and fund accountant for the Fund and the Portfolio and receives compensation under separate agreements with the Trust and the Portfolio. Portfolio securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.

EXPENSES

The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the

Trust and the Portfolio. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses for custody services, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust or Portfolio; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class if additional classes of the Fund are established in the future. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES

The Fund is a portfolio of Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust in 1987 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each shares of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted.

The Fund currently issues a single class of shares but may, in the future, offer other classes of shares. The categories of investors that are eligible to purchase shares may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-622-4273 to obtain additional information about other classes of shares of the Fund that may be offered in the future. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another. Shares of each class of a Fund would generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


UNIQUE CHARACTERISTICS OF
MASTER/FEEDER FUND STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund invests all of its investable assets in the Portfolio, a separate registered investment company. Therefore, a shareholder's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not required to sell their shares at the same public offering prices as the Fund, and may bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences may result in differences in returns experienced in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. Certain changes in the Portfolio's objective, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

The same individuals who are disinterested Trustees of the Trust serve as Trustees of the Portfolio. The Trustees of the Trust, including a majority of the disinterested Trustees, have adopted procedures they believe are reasonably appropriate to deal with any resulting conflict of interest up to and including creating a separate Board of Trustees.

Investors in the Fund may obtain information about whether an investment in the Portfolio may be available through other funds by calling the Fund at 1-800-622-4273.


PERFORMANCE INFORMATION
-----------------------

The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, in the manner described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the public offering price. Total return may also be presented for other periods.

All performance data is based on the Fund's past investment results and does not predict future performance. The performance data for the Fund prior to January 6, 1998 is based upon the historical performance of the Chase Vista Growth and Income Fund. The Chase Vista Growth and Income Fund is a separate investment company which invests all of its investable assets in the Portfolio, adjusted to eliminate the effects of any sales charges with respect to such Class A shares. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

CHASE VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392


TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[CHAST VISTA FUNDS LOGO]
P.O. Box 419392
Kansas City, MO 64141-6392
                                                                     VSGI-1-498X